UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): September 11, 2015

FAR EAST ENERGY CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	0-32455	88-0459590
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

333 N. Sam Houston Parkway East, Suite 230, Houston, Texas	77060
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (832) 598-0470

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On September 10, 2015, Far East Energy (Bermuda), Ltd. (the “Borrower”), a wholly-owned subsidiary of Far East Energy Corporation (the “Guarantor”), the Guarantor and Standard Chartered Bank (the “Lender”) entered into the Thirteenth Extension Agreement to the Facility Agreement (the “Thirteenth Extension Agreement”) to, among other things, extend the maturity date of the Facility Agreement from September 4, 2015 to October 8, 2015. Interest due on September 4, 2015 will be deferred to the new maturity date of October 8, 2015. The Thirteenth Extension Agreement contains certain customary representations, warranties, releases and confirmations.

The foregoing description of the Thirteenth Extension Agreement does not purport to be complete and is qualified in its entirety by reference to the Thirteenth Extension Agreement attached hereto as Exhibit 10.1, the Extension Agreement to the Facility Agreement attached as Exhibit 10.79 to the Form 10-K filed on March 31, 2014, the Second Extension Agreement to the Facility Agreement attached as Exhibit 10.1 to the Form 8-K filed on July 11, 2014, the Third Extension Agreement attached as Exhibit 10.1 to the Form 8-K filed on September 15, 2014, the Fourth Extension Agreement attached as Exhibit 10.1 to the Form 8-K filed on October 31, 2014, the Fifth Extension Agreement attached as Exhibit 10.1 to the Form 8-K filed on November 28, 2014, the Sixth Extension Agreement attached as Exhibit 10.1 to the Form 8-K filed on January 5, 2015, the Seventh Extension Agreement attached as Exhibit 10.1 to the Form 8-K filed on January 15, 2015, the Eighth Extension Agreement attached as Exhibit 10.1 to the Form 8-K filed on February 19, 2015, the Ninth Extension Agreement attached as Exhibit 10.1 to the Form 8-K filed on April 1, 2015, the Tenth Extension Agreement attached as Exhibit 10.1 to the Form 8-K filed on May 1, 2015, the Eleventh Extension Agreement attached as Exhibit 10.1 to the Form 8-K filed on June 2, 2015, the Twelfth Extension Agreement attached as Exhibit 10.1 to the Form 8-K filed on July 2, 2015 and to the Facility Agreement attached as Exhibit 10.1 to the Form 8-K filed on December 2, 2011, the first amendment thereto attached as Exhibit 10.1 to the Form 8-K filed on May 25, 2012, the second amendment thereto attached as Exhibit 10.1 to the Form 8-K filed on November 28, 2012, the third amendment thereto attached as Exhibit 10.1 to the Form 8-K filed on December 20, 2012, the fourth amendment thereto attached as Exhibit 10.3 to the Form 8-K filed on January 18, 2013, the fifth amendment thereto attached as Exhibit 10.4 to the Form 8-K filed on January 18, 2013, and the sixth amendment thereto attached as Exhibit 10.1 to the Form 8-K filed on December 31, 2013, which are each incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit
Number	Description

10.1	Thirteenth Extension Agreement to the Facility Agreement, dated September 10, 2015, among Far East Energy (Bermuda), Ltd., Far East Energy Corporation and Standard Chartered Bank.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 11, 2015

Far East Energy Corporation

By:	/s/ Michael R. McElwrath
Michael R. McElwrath
Chief Executive Officer

Index to Exhibits

Exhibit
Number	Description

10.1	Thirteenth Extension Agreement to the Facility Agreement, dated September 10, 2015, among Far East Energy (Bermuda), Ltd., Far East Energy Corporation and Standard Chartered Bank.